UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Jack in the Box Inc. (the “Company”) was held on February 26, 2021. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company's proxy statement, were as follows: (1) Election of the eight members of the board of directors; (2) Ratification of the appointment of KPMG LLP as independent registered public accountants for the fiscal year ending October 3, 2021; and (3) Consideration and approval of an advisory (non-binding) resolution regarding executive compensation. All directors were elected; and Proposals (2) and (3) were approved.  The final voting results are set forth below.

(1)  The following directors were elected by the affirmative vote of a majority of votes cast for that director (abstentions and broker non-votes are not counted either as a vote cast “for” or “against):

Nominees	No. of Shares Voted For	% of Shares Cast For	No. of Shares Voted Against	% of Shares Cast Against	No. of Shares Abstaining	No. of Broker Non-Votes
David L. Goebel	18,964,421	96.84	618,431	3.16	16,605	1,040,578
Darin S. Harris	19,273,242	98.42	309,303	1.58	16,912	1,040,578
Sharon P. John	19,458,738	99.39	120,375	0.61	20,344	1,040,578
Madeleine A. Kleiner	18,755,791	95.76	831,123	4.24	12,543	1,040,578
Michael W. Murphy	18,936,873	96.70	645,803	3.30	16,781	1,040,578
James M. Myers	19,339,156	98.76	243,534	1.24	16,767	1,040,578
David M. Tehle	18,750,407	95.75	832,340	4.25	16,710	1,040,578
Vivien M. Yeung	19,292,933	98.51	291,974	1.49	14,550	1,040,578

(2)  The appointment of KPMG LLP was ratified by a majority of the votes cast (there were no broker non-votes on this proposal):

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	No. of Shares Abstaining
20,008,488	96.94	617,919	13,628

(3)  The compensation of named executive officers was approved, on an advisory basis, by a majority of the votes cast (abstentions are counted as votes “against” the proposal; broker non-votes are not counted as either “for” or “against” the proposal):

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	No. of Shares Abstaining	No. of Broker Non-Votes
18,179,498	92.76	1,371,954	48,005	1,040,578

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

By:	/s/ Tim Mullany
Tim Mullany
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)
Date: March 2, 2021